UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2018

RenaissanceRe Holdings Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda		HM 19
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-4513

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01. Entry into a Material Definitive Agreement.

On May 11, 2018, RenaissanceRe Holdings Ltd. (the “Company”) granted The Vanguard Group, Inc. (“Vanguard”) a limited waiver from the restrictions on the acquisition of share ownership set forth in Bye-law 46A of the Company’s Amended and Restated Bye-laws (the “Bye-laws”), up to a maximum amount of shares representing 15% of the shares of the Company outstanding at any time of measurement (the “Waiver”). The Waiver is revocable by the Company for any reason upon 30 days’ notice.

Bye-law 46A provides, among other things, that no Person (as defined in the Bye-Laws) shall be permitted to own or control shares in the Company to the extent that such ownership or control would result in such Person or any other Person being a Ten Percent Shareholder (as defined in the Bye-Laws) or cause the Company to become a “controlled foreign corporation” within the meaning of Section 957 of the U.S. Internal Revenue Code, subject to waiver by the Board of Directors of the Company in its sole discretion.

Vanguard has agreed and acknowledged that, in accordance with the Bye-laws, the voting rights attributable to the Controlled Shares (as defined in the Bye-laws) owned or controlled by Vanguard shall not exceed 9.9% of the voting rights attached to all of the issued and outstanding capital shares of the Company in respect of any vote at any general meeting of the Company for any purpose.

The foregoing summary does not purport to be a complete description of all of the provisions of the Waiver and is qualified in its entirety by reference to the full text of the Waiver, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Form of Performance Share Award

On May 14, 2018, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved a new form of performance share agreement setting forth the material terms and conditions of awards of performance shares to be granted pursuant to the Company’s 2016 Long-Term Incentive Plan (the “Plan”). The Committee actively reviews the terms and conditions of its performance share program at least annually to ensure that it aligns with the Company’s strategic plan. The Committee recognizes that, as a result of the execution of the Company’s strategic plan, the Company’s business has evolved since the inception of the performance share program, including diversification of the Company’s assumed risk portfolio, improvement in the Company’s operating leverage, organic growth and continued optimization of the duration of the Company’s investment portfolio. As a result, the Committee has determined that it is in the best interests of the Company to adopt a new form of performance share agreement to re-align the metrics of the performance share program to better reflect the Company’s current business, risk and investment portfolios.

Performance shares granted under the new form of performance share agreement will be earned in three equal annual installments based upon the Company’s growth in tangible book value per share plus accumulated dividends during each calendar year performance period and will vest at the end of a three-year service period, subject to the participant’s continued service with the Company.

In addition, the new form provides that in the event of industry-wide losses during a performance period of a significant specified magnitude, if the Company’s performance against its modeled outcomes for such an event are within the acceptable modeled range, the Committee will have the discretion to award performance shares to the participant in an amount not to exceed a set percentage (currently 25%) of the “target” payout for the vesting tranche for the performance period that includes such industry losses.

Furthermore, in the event of a change in control of the Company in which the performance shares are not assumed or substituted: (i) with respect to any vesting tranche for which the performance period has not yet commenced as of the date of the consummation of such change in control, the number of performance shares associated with the “target” achievement level for such vesting tranche will be deemed to be earned, and (ii) with respect to the vesting tranche for the performance period that includes the date of the change in control, the performance shares in such vesting tranche will be earned based upon the Company’s total shareholder return, rather than on growth in tangible book value per share plus accumulated dividends. Total shareholder return will be calculated from the date immediately prior to the date on which such change in control is publicly announced through the date of the consummation of such change in control, in each case calculated using the prior 20-day average closing price.

The foregoing summary does not purport to be a complete description of all of the provisions of the new form of performance share agreement and is qualified in its entirety by reference to the full text of the Plan and the form of performance share agreement attached as Exhibit 10.2 hereto.

Grant to Chief Executive Officer

Following review of the compensation of the Company’s Chief Executive Officer, Kevin J. O’Donnell, compared to the chief executive officers of the Company’s peers, the Committee also determined to make a long-term incentive award to Mr. O’Donnell, including a grant of performance shares under the new performance share program, in recognition of Mr. O’Donnell’s performance in leading the Company’s attainment of the improved operating leverage, strong expense management and other strategic accomplishments achieved under his tenure, as well as the increased complexity of the Company’s book of business and operating environment and also to bring Mr. O’Donnell’s compensation in line with the market. The performance shares granted to Mr. O’Donnell are subject to the terms and conditions of the Plan and the new form of performance share agreement approved by the Committee and attached as Exhibit 10.2 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 Annual General Meeting of Shareholders (the “Annual Meeting”) of RenaissanceRe Holdings Ltd. (the “Company”) was held on Monday, May 14, 2018 in Pembroke, Bermuda. As of March 14, 2018, the record date for the Annual Meeting, there were 40,082,013 common shares, par value $1.00 per share, issued and outstanding. A quorum of 36,378,197 common shares was present or represented at the Annual Meeting.

The final results of the votes regarding the proposals described in the Company’s definitive proxy statement for the Annual Meeting on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 29, 2018 (the “Proxy Statement”) are as follows:

1.	Shareholders elected each of the Company’s three nominees for Class II director to serve until the Company’s 2021 Annual General Meeting of Shareholders and one nominee for Class III director to serve until the Company’s 2019 Annual General Meeting of Shareholders, or until their earlier resignation or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brian G.J. Gray	34,544,240	138,356	4,801	1,690,800
Duncan P. Hennes	34,545,928	136,690	4,779	1,690,800
Kevin J. O’Donnell	34,543,981	138,820	4,596	1,690,800
Valerie Rahmani	34,565,627	117,309	4,461	1,690,800

2.	Shareholders approved an advisory vote on the compensation of the Company’s named executive officers as set forth in the Proxy Statement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,276,482	1,391,903	19,012	1,690,800

3.	Shareholders approved the appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the 2018 fiscal year and referred the determination of Ernst & Young Ltd.’s remuneration to the Board of Directors of the Company, as set forth below:

Votes For	Votes Against	Abstentions
35,786,028	582,702	9,467

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Waiver, dated as of May 11, 2018, by and between RenaissanceRe Holdings Ltd. and The Vanguard Group, Inc.

Exhibit 10.2 Form of Performance Share Agreement under the RenaissanceRe Holdings Ltd. 2016 Long-Term Incentive Plan.

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Exhibit Index

Exhibit No.	Description

10.1	Waiver, dated as of May 11, 2018, by and between RenaissanceRe Holdings Ltd. and The Vanguard Group, Inc.
10.2	Form of Performance Share Agreement under the RenaissanceRe Holdings Ltd. 2016 Long-Term Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenaissanceRe Holdings Ltd.

May 16, 2018	By:	/s/ Stephen H. Weinstein

Name: Stephen H. Weinstein
Title: SVP, Group General Counsel & Corporate Secretary

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